EXHIBIT 10.3

EXECUTION VERSION

AMENDMENT NO. 2 TO WARRANTHOLDER RIGHTS AGREEMENT

This Amendment (this “Amendment”), dated as of September 29, 2015, is made by Affinion Group Holdings, Inc., a corporation organized under the laws of the State of Delaware (the “Company”), Affinion Group Holdings, LLC (“Parent LLC”), General Atlantic, the undersigned Holders and the other Holders party thereto.  Capitalized terms used and not defined herein shall have the meaning ascribed thereto in the Warrantholder Rights Agreement (as defined below).

WHEREAS, the parties hereto desire to amend the terms of that certain Warrantholder Rights Agreement, dated as of December 12, 2013, by and among the Company, Parent LLC, General Atlantic and the Holders party thereto, as amended by Amendment No. 1, dated as of May 7, 2014 (the “Warrantholder Rights Agreement”), as set forth herein;

WHEREAS, pursuant to Section 8(g) of the Warrantholder Rights Agreement, the Amendment requires the consent of (i) Parent LLC, (ii) General Atlantic and (iii) the Holders that beneficially own a majority of the Warrant Shares; and

WHEREAS, the undersigned Holders beneficially own a majority of the Warrant Shares.

NOW, THEREFORE, in consideration of the covenants and agreements contained herein and in the Warrantholder Rights Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.	Amendment to the Warrantholder Rights Agreement.

Section 2(c)(v) – Pre-emptive Rights – Definition of “Excluded Securities”.  The definition of “Excluded Securities” in Section 2(c)(v) of the Warrantholder Rights agreement is hereby amended as follows:

(7)Securities issued to the Company or any of the Company’s Subsidiaries; ~~and~~

(8)Securities issued in connection with the exchange offers, rights offering and other transactions contemplated by that certain confidential offering memorandum and consent solicitation statement, dated September 29, 2015 (as amended or supplemented from time to time), of the Company, Affinion Investments, LLC, a Delaware limited liability company and Affinion International Holdings Limited, a limited company organized under the laws of the United Kingdom, and the related letter of transmittal and subscription form; and

(~~8~~9)Securities issued upon the conversion or exercise of any options, warrants or rights to acquire securities of the Company which options, warrants or rights were (A) outstanding on the date hereof (including without limitation the Warrants) or (B) issued in compliance with the terms and conditions of this Section 2(c);

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2.Miscellaneous.  This Amendment and the Warrantholder Rights Agreement contain the complete agreement among the Company and the undersigned and supersede any prior understandings, agreements, letters of intent, or representations by or among such parties, written or oral, to the extent they relate to the subject matter hereof.  Except as specifically amended hereby, (i) the Warrantholder Rights Agreement shall remain in full force and effect, and (ii) the terms and provisions of Sections 8(a), (d) – (h), (j) –  (o), (r), (t) and (v), of the Warrantholder Rights Agreement are incorporated herein by reference as if set forth herein in their entirety and shall apply mutatis mutandis to this Amendment.

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2

This Amendment is executed by the Company, Parent LLC, General Atlantic and the undersigned Holders to be effective as of the date first written above.

THE COMPANY AFFINION GROUP HOLDINGS, INC.

By:	/s/ Greg Miller
Name: Greg Miller
Title: Chief Financial Officer

[Signature Page to Amendment No. 2 to Warrantholder Rights Agreement]

PARENT LLC AFFINION GROUP HOLDINGS, LLC

By:	/s/ Matthew Nord
Name: Matthew Nord
Title:

[Signature Page to Amendment No. 2 to Warrantholder Rights Agreement]

GENERAL ATLANTIC:

GAPCO GMBH & CO. KG

By: GAPCO Management GmbH,
its General Partner

By: /s/ Thomas J. Murphy	Name: Thomas J. Murphy Title: Managing Director

GAP COINVESTMENTS III, LLC

By: /s/ Thomas J. Murphy	Name: Thomas J. Murphy Title: Managing Director

GAP COINVESTMENTS IV, LLC

By: /s/ Thomas J. Murphy	Name: Thomas J. Murphy Title: Managing Director

GAPSTAR, LLC

By: /s/ Thomas J. Murphy	Name: Thomas J. Murphy Title: Managing Director

[Signature Page to Amendment No. 2 to Warrantholder Rights Agreement]

GAP-W HOLDINGS, L.P.

By: General Atlantic GenPar, L.P.,

its General Partner

By: General Atlantic LLC,

its General Partner

By: /s/ Thomas J. Murphy	Name: Thomas J. Murphy Title: Managing Director

GENERAL ATLANTIC PARTNERS 79, L.P.

By: General Atlantic LLC,

its General Partner

By: /s/ Thomas J. Murphy	Name: Thomas J. Murphy Title: Managing Director

[Signature Page to Amendment No. 2 to Warrantholder Rights Agreement]

asip:

ARES STRATEGIC INVESTMENT PARTNERS LTD.

BY:ARES STRATEGIC INVESTMENT MANAGEMENT LLC, AS INVESTMENT MANAGER

By:  /s/ Darryl L. Schall

Name:Darryl L. Schall

Title:  Vice President

[Signature Page to Amendment No. 2 to Warrantholder Rights Agreement]

ASIP II (AFF)

FUTURE FUND BOARD OF GUARDIANS

BY:	ARES ENHANCED LOAN INVESTMENT STRATEGY ADVISOR IV, L.P., ITS INVESTMENT MANAGER (ON BEHALF OF THE ASIP II SUB-ACCOUNT)

BY:	ARES ENHANCED LOAN INVESTMENT STRATEGY ADVISOR IV GP, LLC, ITS GENERAL PARTNER

By: /s/ Darryl L. Schall
Name:	Darryl L. Schall
Title:	Vice President

[Signature Page to Amendment No. 2 to Warrantholder Rights Agreement]

ARES SPECIAL SITUATIONS FUND III

ARES SPECIAL SITUATIONS FUND III, L.P.

BY:	ASSF OPERATING MANAGER III, LLC, ITS MANAGER

By:  /s/ Darryl L. Schall

Name:Darryl L. Schall

Title:Vice President

[Signature Page to Amendment No. 2 to Warrantholder Rights Agreement]

JLP CREDIT OPPORTUNITY MASTER FUND LTD

By: PHOENIX INVESTMENT ADVISER LLC, as investment manager

By: /s/ Jeffrey Schultz
Name: Jeffrey Schultz
Title: Chief Legal Officer

[Signature Page to Amendment No. 2 to Warrantholder Rights Agreement]

SSCSIL MERCER INV FD 1-PHX

By: PHOENIX INVESTMENT ADVISER LLC, as sub-advisor

By: /s/ Jeffrey Schultz
Name: Jeffrey Schultz
Title: Chief Legal Officer

[Signature Page to Amendment No. 2 to Warrantholder Rights Agreement]

JLP CREDIT OPPORTUNITY IDF SERIES, INTERESTS OF THE SALI MULTI-SERIES FUND

By: PHOENIX INVESTMENT ADVISER LLC, as investment manager

By: /s/ Jeffrey Schultz
Name: Jeffrey Schultz
Title: Chief Legal Officer

[Signature Page to Amendment No. 2 to Warrantholder Rights Agreement]

JLP STRESSED CREDIT FUND LP

By: PHOENIX INVESTMENT ADVISER LLC, as investment manager

By: /s/ Jeffrey Schultz
Name: Jeffrey Schultz
Title: Chief Legal Officer

[Signature Page to Amendment No. 2 to Warrantholder Rights Agreement]

SPNY MP II LLC - D

By: PHOENIX INVESTMENT ADVISER LLC, as investment manager

By: /s/ Jeffrey Schultz
Name: Jeffrey Schultz
Title: Chief Legal Officer

[Signature Page to Amendment No. 2 to Warrantholder Rights Agreement]

SPNY MP II LLC - A

By: PHOENIX INVESTMENT ADVISER LLC, as investment manager

By: /s/ Jeffrey Schultz
Name: Jeffrey Schultz
Title: Chief Legal Officer

[Signature Page to Amendment No. 2 to Warrantholder Rights Agreement]

JPL INSTITUTIONAL CREDIT MASTER FUND LP

By: PHOENIX INVESTMENT ADVISER LLC, as investment manager

By: /s/ Jeffrey Schultz
Name: Jeffrey Schultz
Title: Chief Legal Officer

[Signature Page to Amendment No. 2 to Warrantholder Rights Agreement]

HATTERAS RELATIVE VALUE PORTFOLIO

By: PHOENIX INVESTMENT ADVISER LLC, as sub-advisor

By: /s/ Jeffrey Schultz
Name: Jeffrey Schultz
Title: Chief Legal Officer

[Signature Page to Amendment No. 2 to Warrantholder Rights Agreement]

JPL SHORT OPPORTUNITY FUND LP

By: PHOENIX INVESTMENT ADVISER LLC, as investment manager

By: /s/ Jeffrey Schultz
Name: Jeffrey Schultz
Title: Chief Legal Officer

[Signature Page to Amendment No. 2 to Warrantholder Rights Agreement]

Empyrean Capital Overseas Master Fund, Ltd.

Empyrean Capital Fund, LP

P EMP Ltd.

By:  /s/ C. Martin Meekins

Name:C. Martin Meekins

Title:Authorized Person

[Signature Page to Amendment No. 2 to Warrantholder Rights Agreement]

PENNANTPARK INVESTMENT CORPORATION

By:  /s/ Arthur H. Penn

Name:Arthur H. Penn

Title:Chief Executive Officer

[Signature Page to Amendment No. 2 to Warrantholder Rights Agreement]

PENNANTPARK FLOATING RATE CAPITAL LTD.

By:  /s/ Arthur H. Penn

Name:Arthur H. Penn

Title:Chief Executive Officer

[Signature Page to Amendment No. 2 to Warrantholder Rights Agreement]

PENNANTPARK CREDIT OPPORTUNITIES FUND II, LP

By:  /s/ Arthur H. Penn

Name:Arthur H. Penn

Title:Managing Member of PennantPark Capital, LLC,

the General Partner of the Fund

[Signature Page to Amendment No. 2 to Warrantholder Rights Agreement]

THIRD AVENUE TRUST, on behalf of

THIRD AVENUE FOCUSED CREDIT FUND

By:  /s/ Vincent J. Dugan

Name:Vincent J. Dugan

Title:Chief Financial Officer

[Signature Page to Amendment No. 2 to Warrantholder Rights Agreement]

HUTCHIN HILL CAPITAL PRIMARY FUND, LTD.

By:  /s/ Scott A. Kislin

Name:Scott A. Kislin

Title:Chief Legal Officer of its

Investment Manager

[Signature Page to Amendment No. 2 to Warrantholder Rights Agreement]

Wingspan Master Fund, LP

By:  Wingspan GP, LLC, as its general partner

By:  /s/ Brendan Driscoll

Name:Brendan Driscoll

Title:Chief Operating Officer

[Signature Page to Amendment No. 2 to Warrantholder Rights Agreement]